Filed pursuant to Rule 497(e)

Registration Nos. 333-221764; 811-23312

Stoneport Advisors Commodity Long Short ETF ( SCLS)

listed on The Nasdaq Stock Market, LLC

(the “Fund”)

November 21, 2025

Supplement to the Statement of Additional Information (“SAI”) dated September 12, 2025

Effective immediately, all references in the Fund’s SAI to the Fund’s payment or distribution of any dividends, interest income, investment company taxable income, net tax-exempt income, net capital gain and/or net realized capital gains, if any, are hereby changed to reflect that the Fund intends to pay any such distributions to shareholders at least annually.

Please retain this Supplement for future reference.